                                                                    Exhibit 10.6

                          WORLD ACCEPTANCE CORPORATION



                               BOARD OF DIRECTORS
                           DEFERRED COMPENSATION PLAN

                                  Plan Document
                                  -------------

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE I     PURPOSE OF PLAN
   1.1        Purpose of Plan                                                 1

ARTICLE II    DEFINITIONS
   2.1        Account                                                         1
   2.2        Beneficiary                                                     1
   2.3        Board                                                           1
   2.4        Change in Control                                               1
   2.5        Committee                                                       2
   2.6        Company                                                         2
   2.7        Compensation                                                    2
   2.8        Deferred Stock Unit                                             2
   2.9        Dividend Date                                                   2
   2.10       Effective Date                                                  2
   2.11       Eligible Director                                               2
   2.12       Fair Market Value Per Share                                     2
   2.13       Nonqualified Deferred Compensation                              2
   2.14       Participant                                                     2
   2.15       Participant Enrollment and Election Form                        2
   2.16       Plan                                                            2
   2.17       Plan Year                                                       2

RTICLE III    ELIGIBILITY AND PARTICIPATION
   3.1        Eligibility Requirements                                        3

ARTICLE IV    DEFERRAL OF COMPENSATION
   4.1        Nonqualified Deferral Elections                                 3
   4.2        Failure to Elect                                                3

ARTICLE V     PLAN ACCOUNTS
   5.1        Establishment of Accounts                                       3

ARTICLE VI    ALLOCATION OF FUNDS
   6.1        Account Earnings                                                4
   6.2        Interest Credit                                                 4
   6.3        Deferred Stock Credit                                           4

                                TABLE OF CONTENTS
                                -----------------
                                    (cont'd)

                                                                            Page
                                                                            ----
ARTICLE VII      PAYMENT OF BENEFITS
    7.1          Payment of Benefits                                          5
    7.2          Beneficiary Designation                                      5
    7.3          Change in Control                                            5

ARTICLE VIII     COMMITTEE
    8.1          Membership of the Committee                                  5
    8.2          Duties of the Committee                                      6

 ARTICLE IX      ADMINISTRATION
    9.1          Administrative Authority                                     6
    9.2          Uniformity of Discretionary Acts                             7
    9.3          Litigation                                                   7
    9.4          Payment of Administration Expenses                           7
    9.5          Liability of Committee, Indemnification                      7
    9.6          Expenses                                                     7
    9.7          Taxes                                                        7

 ARTICLE X       MISCELLANEOUS
    10.1         Alienation of Benefits                                       7
    10.2         General Creditor Status                                      8
    10.3         Governing Law                                                8
    10.4         Binding on Successors                                        8
    10.5         No Guarantee of Employment                                   8
    10.6         Construction                                                 8

 ARTICLE XI      AMENDMENT, TERMINATION, OR MERGER OF PLAN
    11.1         Amendment                                                    8
    11.2         Termination                                                  8
    11.3         Notice of Amendment of Termination                           8

ARTICLE XII      CLAIMS PROCEDURE                                             9

                                    ARTICLE I
                                 PURPOSE OF PLAN

1.1  Purpose of Plan. World Acceptance Corporation ("WAC" or "the Company"),
     ---------------
     intends and desires by the adoption of this Deferred Compensation Plan ("the Plan") to recognize the value to the Company of the services rendered by Eligible Directors covered by the Plan and to encourage and assure their continued service with the Company by making more adequate provisions for their future retirement security.

                                 ARTICLE II
                                 DEFINITIONS

2.1  Account. "Account" means those separate Bookkeeping Accounts established
     -------
     and maintained by the Company under the Plan in the name of each Participant as required pursuant to the provisions of Article V.

2.2  Beneficiary. "Beneficiary" means the person or persons designated by a
     -----------
     Participant to receive any benefits hereunder in the event of the death of the Participant, or in the absence of such a designated Beneficiary, the Participant's estate.

2.3  Board.  "Board" means the Board of Directors of the Company.
     -----

2.4  Change in Control. "Change in Control" means the occurrence of any of the
     -----------------
     following events: (i) any person or entity or two or more persons or entities acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, or control over, shares of WAC' s common stock, no par value (or other securities convertible into such common stock), representing 25% or more of the combined voting power of all outstanding shares of common stock; (ii) during any period of up to 24 consecutive months, commencing after the Effective Date of this Plan, individuals who at the beginning of such 24-month period were directors of WAC (together with any new director whose election by WAC's Board of Directors or whose nomination for election by WAC's shareholders was approved by a vote of at least two-thirds of the directors then still in office (or at least two-thirds of the members of any nominating committee of directors) who either were directors at the beginning of such period or whose election of nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of WAC then in office; (iii) the Company is merged or consolidated with another corporation and, as a result of such merger of consolidation, outstanding securities representing less than 50% of the voting power of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of WAC other than affiliates, within the meaning of the Securities Exchange Act of 1934, as amended, of any party to such merger or consolidation; or (iv) the Company transfers all or substantially all of its assets to another corporation or entity that is not a wholly owned subsidiary of WAC. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

2.5   Committee. "Committee" means the Committee charged with managing and
      ---------
      administrating the Plan and the individual Participant Enrollment and Election Forms in accordance with Articles VIII and IX hereof.

2.6   Company.  "Company" means World Acceptance Corporation., or any successor
      -------
      company as a result of merger, consolidation, liquidation, transfer of assets, or other reorganization.

2.7   Compensation. "Compensation" means payment for services provided by an
      ------------
      Eligible Director to the Company in the form of retainer fees, meeting fees, or other such fees, which would otherwise be paid in cash.

2.8   Deferred Stock Unit. "Deferred Stock Unit" means a phantom stock unit
      -------------------
      having value at any time equivalent to the Fair Market Value Per Share of the Company's common stock, no par value.

2.9   Dividend Date.  "Dividend Date" means each date, if any, on which cash or
      -------------
      other dividends are paid on the Company's common stock.

2.10  Effective Date.  "Effective Date" means the date on which the Company
      --------------
      adopts the Plan.

2.11  Eligible Director.  "Eligible Director" means a person not employed by
      -----------------
      the Company, but who is a member of the Board and receives Compensation.

2.12  Fair Market Value Per Share. "Fair Market Value Per Share" means on any
      ---------------------------
      date the average of the closing sales prices per share for the Company's common stock, no par value, over the preceding twenty (20) days on which common stocks are traded on the NASDAQ Stock Market.

2.13  Nonqualified Deferred Compensation. "Nonqualified Deferred Compensation"
      ----------------------------------
      means Compensation that is due to be earned and which would otherwise be paid to a Participant, which the Participant elects to defer under the Plan, and which is credited to an Account on behalf of a Participant.

2.14  Participant. "Participant" means any Eligible Director who is or may
      -----------
      become (or whose beneficiaries may become) eligible to receive a benefit under the Plan by executing a valid Participant Enrollment and Election Form.

2.15  Participant Enrollment and Election Form. "Participant Enrollment and
      ----------------------------------------
      Election Form" means the form on which an Eligible Director elects, prior to the period in which services are to be performed, to defer Compensation hereunder.

2.16  Plan.  "Plan" means the WAC Board of Directors Deferred Compensation Plan.
      ----

2.17  Plan Year.  "Plan Year" means the calendar year.
      ---------

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

3.1  Eligibility Requirements. In order to be eligible for participation in the
     ------------------------
     Plan, a Participant must be an Eligible Director. Participation in the Plan is voluntary. In order to participate, an otherwise Eligible Director must execute a valid Participant Enrollment and Election Form in such manner as the Committee may require.


                                  ARTICLE IV
                           DEFERRAL OF COMPENSATION

4.1   Nonqualified Deferral Elections. A Participant may elect to defer all or
      -------------------------------
      any part of his Compensation during any Plan Year by use of a Participant Enrollment and Election Form submitted to the Committee no later than the last day of the last month immediately preceding such Plan Year. Once made, a deferral election for any Plan Year shall be irrevocable for such Plan Year.

      A Participant may change the amount of his deferred Compensation by delivering to the Committee prior to the beginning of any subsequent Plan Year a new Participant Enrollment and Election Form, with such change being first effective for Compensation to be earned in such subsequent Plan Year. Once made, an election shall continue until changed by a Participant on a new Participant Enrollment and Election Form delivered to the Committee.

4.2   Failure to Elect. A Participant failing to return a completed Participant
      ----------------
      Enrollment and Election Form to the Committee on or before the specified due date for any Plan Year shall be deemed to have elected not to defer receipt of his Compensation with respect to such Plan Year.

                                   ARTICLE V
                                 PLAN ACCOUNTS

5.1   Establishment of Accounts. There shall be established and maintained by
      -------------------------
      the Company separate Accounts in the name of each Participant to which the Company shall credit the amount of Compensation deferred by the Participant under the Plan. For each Plan Year, the amount of Compensation credited to a Participant's Account shall equal the amount elected by the Participant on the Participant Enrollment and Election Form that is effective for that Plan Year. The Company shall credit the deferred amount of Compensation to the Participant's Account at the time the amount would otherwise have been paid.

                                   ARTICLE VI
                               ALLOCATION OF FUNDS

6.1   Account Earnings.  Unless a Participant elects otherwise, each Account
      ----------------
      shall also be credited periodically with interest as set forth below.

6.2   Interest Credit. Interest will be calculated during each Plan Year on the
      ---------------
      outstanding balance of each Account at a per annum rate equal to the prime rate of the Harris Trust and Savings Bank on the applicable Plan Year. Interest will be credited to each Account on the last day of each Plan Year.

6.3   Deferred Stock Credit. If a Participant elects otherwise, such
      ---------------------
      Participant may allocate all or a portion of his Compensation into Deferred Stock Units, and the Company will credit his Account with that number of Deferred Stock Units equal to the deferred Compensation (or portion thereof) of such Participant, divided by the Fair Market Value
                                            ----------
      Per Share on the date such Compensation would have otherwise been paid. The value of any Deferred Stock Units in a Participant's Account will fluctuate based on changes from time to time in the Fair Market Value Per Share.

      If at any time any Deferred Stock Units are maintained in a Participant's Account, there shall be credited to such Account additional Deferred Stock Units on each Dividend Date. The number of such additional Deferred Stock Units shall be determined by (i) multiplying the total number of Deferred Stock Units (including fractional Deferred Stock Units) in the Account immediately prior to the Dividend Date by the amount of the dividend per share to be payable on such Dividend Date and (ii) dividing the product by the Fair Market Value Per Share on the Dividend Date. In the case of dividends payable on the Company's common stock other than in cash, the amount of the dividend per share shall be based on the fair market value of the property at the time of distribution of the dividend, as determined by the Committee.

      In the event of any change in the outstanding shares of common stock of the Company upon which the stock equivalency hereunder is based, by reason of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or any other change in corporate structure, or in the event any dividend is paid in common shares of Company stock or other property, the number of Deferred Stock Units credited to an Account shall be equitably adjusted in such manner as the Committee shall determine to be fair under the circumstances.

                                   ARTICLE VII
                               PAYMENT OF BENEFITS

7.1   Payment of Benefits. All benefits payable under this Plan will be payable
      -------------------
      in cash. Except as otherwise provided herein, the benefits payable under this Plan on account of a Participant's termination of Board membership for any reason shall be paid to the Participant, or in the event of death, to the Participant's Beneficiary, in a cash lump sum no later than 60 days after termination of Board membership. To the extent that any Deferred Stock Units are in a Participant's Account at a time when benefits would otherwise be payable under this Plan, the cash benefit represented by such Deferred Stock Units shall be equal to the number of Deferred Stock Units in such Account multiplied by the Fair Market Value
                                           ----------
      Per Share on the date of termination of Board membership or such other event requiring payment of benefits (including without limitation the occurrence of a Change in Control). The Participant may elect to receive 0 to 100 percent of any cash benefit payable under this Plan within 60 days after termination of Board membership and the remainder payable in equal annual installments over a five- year period, together with interest on unpaid amounts at the rate set forth in Section 6.2. Such election shall be made on a Participant Enrollment and Election Form. An election to defer payment of some or all of the cash benefits payable under this Plan beyond termination of Board membership must be made at least six (6) months prior to termination of Board service to be valid.

7.2   Beneficiary Designation. Each Participant may, from time to time, by
      -----------------------
      signing a form approved by the Committee, designate any legal or natural person or persons (who may be designated contingently or successively) to whom payments are to be made if the Participant dies before receiving payment of all amounts due hereunder. A Beneficiary designation form will be effective only after the signed form is filed with the Committee while the Participant is alive and will cancel all beneficiary designation forms signed and filed earlier. If the Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries of the Participant die before the Participant or before complete payment of all amounts due hereunder, the Company shall pay the unpaid amounts to the legal representative of the estate of the last to die of the Participant and the Participant's designated Beneficiary.

7.3   Change in Control. In the event of a Change in Control, all benefits
      -----------------
      payable under this Plan shall be paid to the Participant as provided in
      Section 7.1 above within 60 days after the occurrence of such Change in
      -----------
      Control.


                                  ARTICLE VIII
                                    COMMITTEE

8.1    Membership of the Committee. The Committee shall consist of at least
       ---------------------------
       three people designated and appointed from time to time by the Board. Any member of the Committee may resign by notice in writing and filed with the Secretary of the Committee. Vacancies shall be filled promptly by the Board.

8.2   Duties of the Committee. The Company is the name fiduciary of the Plan.
      -----------------------
      The Committee, acting on behalf of the Company, shall adopt, administer, construe, and interpret this Plan and shall determine the amount, if any, due a Participant (or his Beneficiary) under this Plan. No member of the Committee shall be liable for any act done or determination made in good faith. In carrying out its duties herein, the Committee shall have discretionary authority to exercise all powers and to make all determinations, consistent with the terms of the Plan, in all matters entrusted to it, and its determinations shall be given deference and shall be final and binding on all interested parties.

                                  ARTICLE IX
                                ADMINISTRATION

9.1   Administrative Authority. Except as otherwise specifically provided
      ------------------------
      herein, the Committee shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all actions and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty, and responsibility to:

      (a) Resolve and determine all disputes or questions arising under the Plan, including the power to determine the rights of Participants and Beneficiaries, and their respective benefits, and to remedy any ambiguities, inconsistencies, or omissions in the Plan.

      (b) Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

      (c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

      (d) Make determinations concerning the crediting and distribution of Plan Accounts.

      (e) Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Committee shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon the advice or opinion of such firms or persons. The Committee shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers, or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers, or responsibilities. Any action of such person or committee in the exercise of such delegated duties, powers, or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Committee. Further, the Committee may authorize one or more persons to execute any certificate or document on behalf of the Committee, in which event any person notified by the Committee of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Committee until such third person shall have been notified of the revocation of such authority.

9.2    Uniformity of Discretionary Acts. Whenever in the administration or
       --------------------------------
       operation of the Plan discretionary actions by the Committee are required or permitted, such actions shall be consistently and uniformly applied to all persons similarly situated, and no such action shall be taken that will discriminate in favor of any particular person or group of persons.

9.3    Litigation. Except as may be otherwise required by law, in any action or
       ----------
       judicial proceeding affecting the Plan, no Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

9.4    Payment of Administration Expenses. All reasonable expenses incurred in
       ----------------------------------
       the administration and operation of the Plan, including any taxes payable by the Company in respect of the Plan, shall be paid by the Company.

9.5    Liability of Committee, Indemnification. To the extent permitted by law,
       ---------------------------------------
       the Committee shall not be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to its own bad faith or willful misconduct.

9.6    Expenses. The cost of the establishment of the Plan and the adoption of
       --------
       the Plan by Company, including but not limited to legal and accounting fees, shall be borne by Company.

9.7    Taxes. All amounts payable hereunder shall be reduced by any and all
       -----
       Federal, state, and local taxes imposed upon a Participant or his Beneficiary, which are required to be paid or withheld by Company. Any determination by the Company regarding applicable income tax withholding requirements shall be final and binding on the Participant.


                                    ARTICLE X
                                  MISCELLANEOUS

10.1   Alienation of Benefits. Benefits payable under this Plan shall not be
       ----------------------
       subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, and any attempt to alienate, sell or otherwise transfer or dispose of any interest shall be void.

10.2   General Creditor Status. Each Participant shall be regarded as a general
       -----------------------
       unsecured creditor of the Company with respect to any rights derived by the Participant from the existence of this Plan or any benefits due him. A Participants benefit under this plan are unfunded. No Participant shall have any rights as a shareholder of the Company as a result of participation in this Plan.

10.3   Governing Law.  The provisions of this Plan and the rights of the
       -------------
       parties hereunder shall be interpreted and construed in accordance with the laws of the State of South Carolina.

10.4   Binding On Successors. In the event that the Company is merged or
       ---------------------
       consolidated with another entity or in the event that substantially all the assets of the Company are sold or transferred to another entity, the provisions of the Plan shall be binding upon and shall inure to the benefit of the continuing entity in such merger or consolidation or the entity to which such assets are sold or transferred.

10.5   No Guarantee of Employment.  Nothing contained in this Plan shall be
       --------------------------
       construed as a contract of employment between the Company and any Participant.

10.6   Construction. The masculine gender when used herein shall be deemed to
       ------------
       include the feminine gender, and the singular may include the plural unless the context clearly indicates to the contrary.


                                   ARTICLE XI
                  AMENDMENT, TERMINATION OR MERGER OF THE PLAN

11.1   Amendment. The Committee reserves the right at any time and from time to
       ---------
       time to modify or amend, in whole or in part, any or all of the provisions of the Plan, provided that no modification or amendment shall be made that will affect adversely any right or obligation of any Participant with respect to a Participant's Account. Notwithstanding the foregoing, any modification or amendment of the Plan may be made, retroactively if necessary, which the Committee deems necessary or proper to bring the Plan into conformity with any law or governmental regulation relating to the Plan. No amendment to this Plan shall decrease a Participant's Account balance.

11.2   Termination. The Company may terminate the Plan in whole or in part for
       -----------
       any reason at any time. In the case of such termination or partial termination, distributions shall be made pursuant to the provisions of
       Article VII. The Company has established the Plan with the bona fide intention and expectation that the Plan will continue indefinitely, but the Company shall be under no obligation to maintain the Plan for any given length of time and may, in its sole discretion, terminate the Plan at any time without any liability whatsoever.

11.3   Notice of Amendment or Termination. Notice of every such amendment or
       ----------------------------------
       termination shall be given in writing to each Participant and Beneficiary of a deceased Participant.

                                   ARTICLE XII
                                CLAIMS PROCEDURE

12.1 A person with an interest in the Plan shall have the right to file a claim for benefits under the Plan and to appeal any denial of a claim for benefits. Any request for a Plan benefit or to clarify the claimant's rights to future benefits under the terms of the Plan shall be considered to be a claim.

12.2 A claim for benefits will be considered as having been made when submitted in writing by the claimant to the Company. No particular form is required for the claim, but the written claim must identify the name of the claimant and describe generally the benefit to which the claimant believes he or she is entitled. The claim may be delivered personally during normal business hours or mailed to the Company.

12.3 The Committee, acting on behalf of the Company, will determine whether, or to what extent, the claim may be allowed or denied under the terms of the Plan. If the claim is wholly or partially denied, the claimant shall be so informed by written notice within 90 days after the day the claim is submitted unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. Such extension may not exceed an additional 90 days from the end of the initial 90-day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the final decision. If notice of denial of a claim (in whole or in part) is not furnished within the initial 90-day period after the claim is submitted (or, if applicable, the extended 90-day period), the claimant shall consider that his or her claim has been denied just as if he or she had received actual notice of denial.

12.4 The notice informing the claimant that his or her claim has been wholly or partially denied shall be written in a manner calculated to be understood by the claimant and shall include:

         (1)    The specific reason(s) for the denial.

         (2) Specific reference to pertinent Plan provisions on which the denial is based.

         (3) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary.

         (4) Appropriate information as to the steps to be taken if the Participant or Beneficiary wishes to submit his or her claim for review.

12.5 If the claim is wholly or partially denied, the claimant (or his or her authorized representative) may file an appeal of the denied claim with the Committee requesting that the claim be reviewed. The Committee shall conduct a full and fair review of each appealed claim and its denial. Unless the Committee notifies the claimant that due to the nature of the benefit and other attendant circumstances he or she is entitled to a greater period of time within which to submit his or her request for review of a denied claim, the claimant shall have 60 days after he or she (or his or her authorized representative) receives written notice of denial of his or her claim within which such request must be submitted to the Committee.

12.6 The request for review of a denied claim must be made in writing. In connection with making such request, the claimant or his authorized representative may:

         (1)   Review pertinent documents.

         (2)   Submit issues and comments in writing.

12.7 The decision of the Committee regarding the appeal will be given to the claimant in writing no later than 60 days following receipt of the request for review. However, if special circumstances (for example, if the Board decides to hold a hearing on the appeal) require an extension of time for processing, the decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If special circumstances require that a decision will be made beyond the initial time for furnishing the decision, written notice of the extension shall be furnished to the claimant (or his authorized representative) prior to the commencement of the extension. If a decision on review is not furnished within the appropriate time, the claim shall be deemed to have been denied on appeal.

12.8 The Committee may, in its sole discretion, decide to hold a hearing if it determines that a hearing is necessary or appropriate in order to make a full and fair review of the appealed claim.

12.9 The decision on review shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based.

12.10 A Participant or Beneficiary must exhaust his rights to file a claim and to request a review of the denial of his claim before bringing any civil action to recover benefits due to him under the terms of the Plan, to enforce his rights under the terms of the Plan, or to clarify his rights to future benefits under the terms of the Plan.

       IN WITNESS WHEREOF, this Plan is hereby adopted this ____ day of _________, 2000.


ATTEST:                                           WORLD ACCEPTANCE CORPORATION

____________________________                      By:   ________________________
Secretary                                         Title: _______________________
[CORPORATE SEAL]